UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 15, 2019

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa		50266-5997
(Address of principal executive offices)		(Zip Code)

(515) 225-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, without par value	FFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders
FBL Financial Group, Inc. (the "Company") held its 2019 Annual Meeting of Shareholders on May 15, 2019. The matters that were voted upon and the final voting results are set forth below.

Proposal 1: Election of Directors
The Company’s Class A common shareholders and Series B preferred shareholders, voting together as a single class, elected each of the four Class A director nominees to serve one-year terms expiring at the 2020 Annual Meeting of Shareholders and until their successors are elected.

Director Name	For	Withheld
James P. Brannen	28,941,306	3,501,673
Roger K. Brooks	32,165,456	277,523
Paul A. Juffer	29,451,885	2,991,094
Paul E. Larson	32,124,483	318,496
Broker non-votes totaled 1,064,225.

The Company’s Class B common shareholders elected each of the six Class B director nominees to serve one-year terms expiring at the 2020 Annual Meeting of Shareholders and until their successors are elected.

Director Name	For	Withheld
Richard W. Felts	11,413	—
Joe D. Heinrich	11,413	—
Craig D. Hill	11,413	—
James A. Holte	11,413	—
Kevin D. Paap	11,413	—
Scott E. VanderWal	11,413	—

Proposal 2: Advisory vote to approve named executive officer compensation
The Company’s shareholders approved the compensation of the named executive officers by non-binding advisory vote. The approval of the proposal required the affirmative vote of a majority of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
32,330,035	79,273	33,671
Broker non-votes totaled 1,064,225.

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

Proposal 3: Ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for 2019
The Company’s shareholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for 2019. The approval of the proposal required the affirmative vote of a majority of the shares of each voting group represented at the meeting and entitled to vote. The voting results with respect to the Class A common shares and Series B preferred shares, voting as a single class, were as follows:

For	Against	Abstain
33,312,238	173,869	21,097

The voting results with respect to the Class B common shares were as follows:

For	Against	Abstain
11,413	—	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2019                    FBL FINANCIAL GROUP, INC.

By    /s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer